UMB SCOUT FUNDS

CAPITAL PRESERVATION FUND

QUARTERLY REPORT

SEPTEMBER 30, 1998

A no-load mutual fund that seeks long-term capital growth by investing in companies whose earnings or tangible assets are expected to outpace inflation

TO THE SHAREHOLDERS


The UMB Scout Capital Preservation Fund closed the quarter ended September 30, 1998, at $9.13 per share and had a total return (price change and reinvested distributions) of -6.26%. The Fund began trading February 23, 1998. Its objective is to outpace inflation over the long-term by investing in common stocks of companies whose business is related to the production and distribution of raw materials. These investments may be in domestic or foreign securities.

Gold stocks increased in value for the first time in four months amid stock market volatility that resulted in overall negative returns for the broad market. The Fund increased its exposure to mineral-related stocks by adding a new position in Cyprus Amax Minerals Co. and by purchasing additional shares of Barrick Gold Corp.

Additional purchases also were made in Georgia Pacific Timber; Placer Dome, Inc.; Helmerich & Payne, Inc.; Royal Dutch Petroleum; and Canadian Pacific Limited. Your Fund added new positions during the quarter in Engelhard Corp. and Dresser Industries, Inc. Positions were eliminated in Calgon Carbon Corp. and Deere & Co.

As of September 30, 1998, approximately 66% of the Fund's assets were invested in stocks, emphasizing the key sectors of energy, metals and mining, precious metals, water, agriculture and timber. The remaining assets were in cash reserves and will be invested gradually as opportunities arise.

We want to remind all shareholders that the Fund name is changing to UMB Scout Capital Preservation Fund, Inc., effective October 31, 1998.
Thank you for your investment in the UMB Scout Capital Preservation Fund. We welcome your questions and comments.

Sincerely,

/s/David R. Bagby
David R. Bagby
UMB Investment Advisors

COMPARATIVE RATES OF RETURN
as of September 30, 1998

                                Month           Quarter         Inception

UMB Scout Capital
  Preservation Fund             12.30%          -6.26%          -8.70%
Goldman Sachs
  Commodity Index*              10.22%          -4.44%           N.A.
Consumer Price Index+            0.12%           0.37%           N.A.
Producer Price
  Index-Finished Goods+          0.31%           0.15%           N.A.
Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

* Unmanaged index of stocks, bonds, commodities or mutual funds (there are no direct investments or fees in these indices).

+ Index of average prices paid by various sectors of the U.S. economy, as calculated by the U.S. Department of Labor.

FUND DIVERSIFICATION - PIE CHART

TOP TEN EQUITY HOLDINGS
                                Market          Percent
                                Value (000's)   of Total

Placer Dome, Inc.             $  20.7           4.27%
Barrick Gold Corp.               20.0           4.13%
Homestake Mining Co.             18.2           3.75%
Helmerich & Payne, Inc.          16.8           3.47%
Rio Tinto PLC                    14.7           3.03%
Newmont Mining Corp.             14.6           3.00%
Canadian Pacific Ltd.            14.5           2.99%
Royal Dutch Petroleum Co.        14.3           2.95%
Exxon Corp.                      14.0           2.90%
Layne Christensen Co.            13.9           2.87%
Top 10 Equity Holdings Total: $ 161.7          33.36%

As of September 30, 1998, statement of assets.


Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



FINANCIAL STATEMENTS
SEPTEMBER 30, 1998 (unaudited)

Statement of Net Assets

                                                                        Market
        Shares  Company                                                 Value


COMMON STOCKS - 66.25%
Basic Materials -  36.24%
        600     ASA Ltd.                                             $  12,450
      1,000     Barrick Gold Corp.                                      20,000
        800     Broken Hill Proprietary Ltd.                            11,450
        700     Cyprus Amax Minerals Co.                                 9,275
        100     Deltic Timber Corp.                                      1,800
        700     Engelhard Corp.                                         12,381
        400     Georgia Pacific Corp. Timber Group                       7,775
      1,500     Homestake Mining Co.                                    18,187
        200     Nalco Chemical Co.                                       5,900
        600     Newmont Mining Corp.                                    14,550
        250     Phelps Dodge Corp.                                      13,047
      1,500     Placer Dome, Inc.                                       20,719
        300     Rio Tinto PLC                                           14,700
      1,100     WMC Ltd.                                                13,475
                                                                       175,709
Capital Goods - 7.99%
        350     Instituform Technologies, Inc., Cl. A                    4,637
      1,500     Isco, Inc.                                               9,188
      1,400     Layne Christensen Co.                                   13,912
        900     Valmont Industries, Inc.                                11,025
                                                                        38,762
Consumer Staples - 1.00%
        450     Midwest Grain Products, Inc.                             4,838

Energy - 18.03%
        300     Dresser Industries, Inc.                                 9,188
        200     Exxon Corp.                                             14,038
        800     Helmerich & Payne, Inc.                                 16,800
        600     Imperial Oil Ltd.                                        9,150
      1,300     Maverick Tube Corp.                                      8,937
        300     Royal Dutch Petroleum Co.                               14,288
        500     Union Pacific Resources Group, Inc.                      6,156
        250     USX-Marathon Group                                       8,859
                                                                        87,416
Transportation - 2.99%
        700     Canadian Pacific Ltd.                                   14,481

TOTAL COMMON STOCKS - 66.25%                                           321,206

        Face                                                            Market
        Amount  Description                                             Value


REPURCHASE AGREEMENT - 33.00%
$   160,000     Northern Trust Co., 5.35%, due October 1, 1998
                 (Collateralized by U.S. Treasury Notes,
                 5.875%, due March 31, 1999)                         $ 160,000
TOTAL INVESTMENTS -  99.25%                                          $ 481,206

Other assets less liabilities - 0.75%                                    3,641

TOTAL NET ASSETS - 100.00%
		(equivalent to $9.13 per share;
                10,000,000 shares of $1.00 par value
		value capital shares authorized;
                53,101 shares outstanding)                           $ 484,847



BASIS OF DETERMINING MARKET VALUE. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Short-term obligations are valued at amortized cost.


This report has been prepared for the information of the Shareholders of UMB Scout Capital Preservation Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri

UMB Scout Funds

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL FREE 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial
Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.